UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2015

Industrial Property Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55376	61-1577639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 11, 2015, Industrial Property Trust Inc. (the “Company”) issued a press release announcing second quarter 2015 acquisition activity. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information set forth in Exhibit 99.1 is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 8.01.	Other Events.

Public Earnings Call

The Company will host a public conference call on Tuesday, August 25, 2015 to review quarterly operating and financial results for the quarter ended June 30, 2015. Dwight Merriman, Chief Executive Officer, and Tom McGonagle, Chief Financial Officer, will present operating and financial data and discuss the Company’s corporate strategy and acquisition and development activity. The conference call will take place at 2:15 p.m. MDT and can be accessed by dialing (877) 742-5590; conference ID 72310895. To access a replay of the call, contact Dividend Capital at (866) 324-7348.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Press Release of the Company, dated August 11, 2015.

Forward-Looking Statement

This Current Report on Form 8-K contains forward-looking statements (such as those concerning lease terms) that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, risks associated with the Company’s ability to consummate additional acquisitions and otherwise execute on its investment strategy, customers’ ability to continue to comply with the terms of their leases, and those risks set forth in the Company’s Annual Report on Form 10-K filed with the SEC on March 5, 2015 and the Company’s other filings with the SEC. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL PROPERTY TRUST INC.

August 11, 2015	By:	/s/ THOMAS G. MCGONAGLE
	Name:	Thomas G. McGonagle
	Title:	Chief Financial Officer

EXHIBIT INDEX

99.1 Press Release of the Company, dated August 11, 2015.